UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________
FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 S. Delaware St., Suite 400
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On December 15, 2020, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The six proposals considered at the Annual Meeting are described in detail in the Company’s 2020 definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 12, 2020. Present at the Annual Meeting in person or by proxy were holders of 77,807,083 shares of the Company’s common stock, representing a majority of the Company’s issued and outstanding shares as of October 19, 2020, the record date for the Annual Meeting, and constituting a quorum under the Company’s Bylaws. The following proposals were voted upon and the final results with respect to each such proposal are set forth below:

1. Election of Directors

The stockholders elected each of the five persons named below as a director of the Company for a one-year term that expires at the Company’s annual meeting of stockholders in 2021. The results of such vote were:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew Brown	72,148,287	1,843,940	68,874	3,745,982
Margaret Dillon	71,229,392	2,763,603	68,106	3,745,982
Michael Keller	73,375,706	616,286	69,109	3,745,982
Catherine P. Lego	70,996,381	2,996,528	68,192	3,745,982
Mike Rosenbaum	73,937,403	63,312	60,386	3,745,982

2. Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2021. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,174,200	555,700	77,183	-

3. Advisory Vote on Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2020 definitive proxy statement. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,348,241	31,479,537	233,323	3,745,982

4. Advisory Vote on the Frequency of Future Non-binding, Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The stockholders indicated, on an advisory non-binding basis, their preference for one year as the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers. The results of such vote were:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
72,520,954	660,841	812,707	66,599	3,745,982

5. Approval of the Guidewire Software, Inc. 2020 Stock Plan

The stockholders approved the Guidewire Software, Inc. 2020 Stock Plan. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,935,029	1,050,119	75,953	3,745,982

6. Stockholder Proposal Regarding Adoption of a Simple Majority Voting Standard in the Company’s Certificate of Incorporation and Bylaws for All Actions that Require a Vote by Stockholders.

The stockholders approved the stockholder proposal regarding adoption of a simple majority voting standard in the Company’s certificate of incorporation and bylaws for all actions that require a vote by stockholders. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,750,465	1,212,466	98,170	3,745,982

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020

GUIDEWIRE SOFTWARE, INC.

By:	/s/ WINSTON KING
Winston King
Chief Administrative Officer, General Counsel and Secretary